Exhibit 10.1

$10,000,000

Recon Technology Ltd.

Ordinary Shares

Equity Distribution Agreement

May 13, 2015

Maxim Group LLC
405 Lexington Avenue
New York, New York 10174

Ladies and Gentlemen:

Recon Technology Ltd., a corporation organized under the laws of the Cayman Islands (the “Company”), proposes to issue and sell through Maxim Group LLC (the “Agent”), as sales agent, ordinary shares of the Company, par value $0.0185 per share (the “Ordinary Shares”), having an aggregate offering price of up to $10,000,000 (the “Shares”) on terms set forth herein. The Shares consist entirely of authorized but unissued Ordinary Shares to be issued and sold by the Company.

The Company hereby confirms its agreement with the Agent (this “Agreement”) with respect to the sale of the Shares.

1.          Representations and Warranties of the Company.

(a)          The Company represents and warrants to, and agrees with, the Agent as follows:

(i)          A registration statement on Form S-3 (File No. 333-190387) (the “registration statement”) was initially declared effective by the Securities and Exchange Commission (the “Commission”) on August 14, 2013, and is currently effective, under the Securities Act of 1933, as amended (the “Securities Act of 1933”), and the rules and regulations promulgated thereunder (the “Rules and Regulations” and collectively with the Securities Act of 1933, the ”Securities Act”)); no additional or supplemental information was requested by the Commission; no stop order of the Commission preventing or suspending the use of any Base Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the Agent, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at such time, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act (the “462(b) Registration Statement”). Except where the context otherwise requires, “Base Prospectus,” as used herein, means the prospectus filed as part of the Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the most recent prospectus supplement relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act and in accordance with the terms of this Agreement. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Base Prospectus attached to or used with the Prospectus Supplement, as may be amended or supplemented from time to time. “Permitted Free Writing Prospectus,” as used herein, means the documents, if any, listed on Schedule A attached hereto and, after the date hereof, any “issuer free writing prospectus” as defined in Rule 433 of the Securities Act, that is expressly agreed to by the Company and the Agent in writing to be a Permitted Free Writing Prospectus. Any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, the Prospectus or Permitted Free Writing Prospectus as the case may be. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Base Prospectus, the Prospectus, the Prospectus Supplement or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Base Prospectus, the Prospectus, the Prospectus Supplement or such Permitted Free Writing Prospectus, if any, as the case may be, and incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3. “Time of Sale” means each time a Share is purchased pursuant to this Agreement.

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(ii)         (A)         The Registration Statement complied when it became effective, complies as of the date hereof, and will comply upon the effectiveness of any amendment thereto and at each Time of Sale and each Settlement Date (as applicable), in all material respects, with the requirements of the Securities Act; at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Shares (the “Prospectus Delivery Period”), the Registration Statement, as may be amended, will comply, in all material respects, with the requirements of the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby (the “Offering”) have been satisfied, subject to the limitations required by General Instruction I.B.6 of Form S-3; the Registration Statement meets, and the Offering complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5)); the Registration Statement did not, as of the time of its effectiveness and as of the date hereof, and will not, as of the effective date of any amendment thereto, at each Time of Sale, if any, and at all times during a Prospectus Delivery Period, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(B)         The Prospectus, as of the date of the Prospectus Supplement, as of the date hereof (if filed with the Commission on or prior to the date hereof), at each Settlement Date and Time of Sale (as applicable), and at all times during a Prospectus Delivery Period, complied, complies or will comply, in all material respects, with the requirements of the Securities Act; and the Prospectus, and each supplement thereto, as of their respective dates, at each Settlement Date or Time of Sale (as applicable), and at all times during a Prospectus Delivery Period, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C)         Each Permitted Free Writing Prospectus, if any, as of its date and as of each Settlement Date and Time of Sale (as applicable), and at all times during a Prospectus Delivery Period (when taken together with the Prospectus at such time) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in subparagraphs (A), (B) and (C) above shall not apply to any statement contained in the Registration Statement, any Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Agent that is furnished in writing by or on behalf of the Agent expressly for use in the Registration Statement, such Base Prospectus, the Prospectus or such Permitted Free Writing Prospectus, if any, it being understood and agreed that only such information furnished by the Agent as of the date hereof consists of the information described in Section 6(b)(ii).

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(iii)        Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the Offering, in each case other than the Base Prospectus or any Permitted Free Writing Prospectus; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; assuming that a Permitted Free Writing Prospectus, if any, is sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus, if any, was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the Company will satisfy the provisions of Rule 164 or Rule 433 necessary for the use of a free writing prospectus (as defined in Rule 405) in connection with the Offering; the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the Offering, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Company nor the Agent is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the Offering, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the Offering is solely the property of the Company.

(iv)        Each Permitted Free Writing Prospectus, as of its issue date, each Time of Sale and each Settlement Date occurring after such issue date and at all subsequent times through the Prospectus Delivery Period (as defined below) or until any earlier date that the Company notified or notifies the Agent as described in Section 4(c)(iii), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Base Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Permitted Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein, it being understood and agreed that only such information furnished by the Agent as of the date hereof consist of the information described in Section 6(b)(ii).

(v)         The consolidated financial statements of the Company, the Subsidiaries (as defined below) and the VIEs (as defined below), together with the related notes, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present in all material respects the financial condition of the Company, the Subsidiaries and the VIEs, as a whole, as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with U.S. generally accepted accounting principles consistently applied throughout the periods involved. No other financial statements or schedules are required to be included in the Registration Statement and the Prospectus. To the Company’s knowledge, Friedman LLP, which has expressed its opinion with respect to the financial statements and schedules, if any, filed as a part of the Registration Statement and included in the Registration Statement and the Prospectus, is a registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (“PCAOB”), and in the performance of its work for the Company has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

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(vi)        The Company has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation. The Company, each of the Subsidiaries and each of the VIEs has full corporate power and authority to own its respective properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, management, properties, operations, condition (financial or otherwise) or results of operations of the Company, the Subsidiaries and the VIEs, taken as a whole (“Material Adverse Effect”).

(vii)       Except as disclosed in the Prospectus, subsequent to the dates as of which information is given in the Prospectus, the Company (including its Subsidiaries and the VIEs on a consolidated basis) have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to the capital stock of the Company; and there has not been any change in the capital stock of the Company, or issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company, or any material change in the short-term or long-term debt of the Company (other than as a result of the exercise of any currently outstanding options or warrants that are disclosed in the Prospectus), or any Material Adverse Effect or any development that would reasonably be expected to result in a Material Adverse Effect.

(viii)      Except as set forth in the Prospectus, there is no pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company, any of its Subsidiaries or any of the VIEs is a party or of which any property or assets of the Company, any of its Subsidiaries or any of the VIEs is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Effect.

(ix)         There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement and the Prospectus or be filed as exhibits to the Registration Statement by the Securities Act that have not been so described or filed.

(x)          This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any law, rule or regulation to which the Company, any of its Subsidiaries or any of the VIEs is subject, (ii) any agreement or instrument to which the Company, any of its Subsidiaries or any of the VIEs is a party or by which it is bound or to which any of its property is subject, (iii) the Company’s memorandum of association or articles of association or the organizational documents of any of its Subsidiaries or any of the VIEs , or (iv) any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company, any of its Subsidiaries or any of the VIEs or any of its properties, except, in the case of clauses (i), (ii) and (iv), for such breaches, violations or defaults that would not reasonably be expected to result in a Material Adverse Effect.

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(xi)         All of the issued and outstanding shares of capital stock of the Company, including the outstanding Ordinary Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all applicable foreign, federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders; all of the issued and outstanding shares of capital stock of each of the Subsidiaries and each of the VIEs are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all applicable foreign, federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders; the Shares which may be sold under this Agreement by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof in the Registration Statement and the Prospectus. Except as otherwise stated in the Registration Statement and the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s memorandum of association, articles of association or any agreement or other instrument to which the Company is a party or by which the Company is bound. Neither the filing of the Registration Statement nor the Offering gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, except for such registration rights as have been duly waived. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates set forth therein.

(xii)        The Company, each of its Subsidiaries and each of the VIEs holds, and is operating in compliance with all grants, authorizations, licenses, permits, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its respective businesses and all such grants, authorizations, licenses, permits, consents, certifications and orders are valid and in full force and effect, except for such noncompliance or failures to be in full force and effect that would not reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its Subsidiaries nor any of the VIEs has received notice of any revocation or modification of any such grant, authorization, license, permit, consent, certification or order or has reason to believe that any such grant, authorization, license, permit, consent, certification or order will not be renewed in the ordinary course; and the Company, each of its Subsidiaries and each of the VIEs is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees, except for such noncompliance that would not reasonably be expected to result in a Material Adverse Effect. No approval, authorization, consent or order of or filing with any foreign, federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Shares under the Securities Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Agent, (iii) the filing of any reports under the Exchange Act, (iv) such approvals as may be required by the Conduct Rules of FINRA or (v) approval of the listing of the Shares by the NASDAQ Capital Market.

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(xiii)       Except as disclosed in the Registration Statement and the Prospectus, the Company, each of its Subsidiaries and each of the VIEs has good and marketable title to all property (whether real or personal) described in the Registration Statement and the Prospectus as being owned by it, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus, except as would not materially impair the use or value thereof. The property held under lease by the Company, each of its Subsidiaries and each of the VIEs is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company, such Subsidiary or such VIE.

(xiv)      Except as disclosed in the Registration Statement and the Prospectus, the Company, each of its Subsidiaries and each of the VIEs owns, possesses, or can acquire on reasonable terms, all Intellectual Property (as defined below) necessary for the conduct of their respective businesses as now conducted or as described in the Registration Statement and the Prospectus to be conducted. Except as would not result in a Material Adverse Effect, (A) to knowledge of the Company, there are no rights of third parties to any such Intellectual Property owned by the Company, except as otherwise disclosed to the Agent in writing by the Company prior to the date hereof; (B) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (C) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s or any VIE’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) the Intellectual Property owned by the Company, each of the Subsidiaries and each of the VIEs, and to the knowledge of the Company, the Intellectual Property licensed to the Company, each of the Subsidiaries and each of the VIEs, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (E) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company, any of its Subsidiaries or any of the VIEs infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, and neither the Company nor any of the Subsidiaries nor any of the VIEs has received any written notice of such claim; and (F) to the Company’s knowledge, no employee of the Company or any of its Subsidiaries nor any of the VIEs is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or any of the VIEs or actions undertaken by the employee while employed with the Company or any of its Subsidiaries or any of the VIEs. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

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(xv)       Neither the Company nor any of its Subsidiaries nor any of the VIEs is (A) in violation of its memorandum of association or articles of association or similar organizational documents, or (B) in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement, mortgage, deed of trust or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company, any of its Subsidiaries or any of the VIEs is subject (collectively, the “Material Contracts”); or (C) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of (B) and (C) above, as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvi)      Except as disclose din the Registration Statement and the Prospectus, the Company, each of the Subsidiaries and each of the VIEs has timely filed all applicable federal, state, local, foreign and other income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company, any of its Subsidiaries or any of the VIEs is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or any of its Subsidiaries or any of the VIEs for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement.

(xvii)     The Company has not distributed and will not distribute any prospectus or other offering material in connection with the Offering other than any the Registration Statement and the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act, except in accordance with the provisions of Section 3(r) of this Agreement.

(xviii)    The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the NASDAQ Capital Market and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or delisting the Ordinary Shares from the NASDAQ Capital Market nor has the Company received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Company has complied in all material respects with the applicable requirements of the NASDAQ Capital Market for maintenance the listing of the Ordinary Shares thereon. The Company has filed an application to include the Shares on the NASDAQ Capital Market.

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(xix)       The Company has no subsidiaries other than those listed on Schedule E hereto (collectively, the “Subsidiaries”). Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any other corporation or have any equity interest in any other corporation, partnership, joint venture, association, trust or other entity.

(xx)        The Company, each of its Subsidiaries and each of the VIEs have established and maintain systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) amounts reflected on the Company’s consolidated balance sheet for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the filing of the annual report on Form 10-K for the fiscal year ended June 30, 2014, there has been (i) no new material weakness identified to the Company’s Board of Directors (or committee thereof) in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxi)       Except as described in the Registration Statement and the Prospectus, the Company, each of the Subsidiaries and each of the VIEs: (A) is and at all times since July 1, 2013 has been in material compliance with all United States (federal, state and local) and foreign statutes, rules, regulations, treaties, or guidances applicable to Company, the Subsidiaries and the VIEs and to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company, any of its Subsidiaries or any of the VIEs (“Applicable Laws”); (B) since July 1, 2013 has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any Governmental Authority (as defined below) alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) since July 1, 2013 has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party intends to assert any such claim, litigation, arbitration, action, suit, investigation or proceeding; (D) since July 1, 2013 has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and the Company has no knowledge that any such Governmental Authority is considering such action; and (E) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission) except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect. “Governmental Authority” means any federal, provincial, state, local, foreign or other governmental or quasi-governmental agency or body or any other type of regulatory authority or body, including, without limitation, the NASDAQ Stock Market.

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(xxii)      Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxiii)     The Company, each of the Subsidiaries and each of the VIEs carries, or is covered by, insurance in such amounts and covering such risks the Company reasonably believes are adequate for the conduct of its respective business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company, each of its Subsidiaries, each of the VIEs and their respective businesses, assets, employees, officers and directors are in full force and effect; the Company, each of its Subsidiaries and each of the VIEs is in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company, any of the Subsidiaries or any of the VIEs under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of the Subsidiaries nor any of the VIEs has been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxiv)    The Company is not, and, after giving effect to the Offering and the application of the proceeds thereof as described in the Prospectus, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(xxv)     The Incorporated Documents, at the time they were or hereinafter are filed with the Commission, conformed and will conform in all material respects to the requirements of the Securities Act and the Exchange Act, and were filed on a timely basis with the Commission and no Incorporated Document contained or will contain an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that, no representation is made herein regarding the representations, warranties and covenants, or any descriptions thereof, contained in any agreements or documents included as exhibits to the Incorporated Documents. There is no material document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which was not described or filed as required. All material agreements of the Company and all agreements governing or evidencing any and all related party transactions have been filed with the Commission to the extent required and applicable under the Exchange Act.

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(xxvi)    The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxvii)   Except as described in the Registration Statement and the Prospectus, the Company has established and maintains disclosure controls and procedures (within the meaning of Rule 13a-15(e) of the Exchange Act) and such controls and procedures are designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission and that such information is accumulated and communicated to the Company’s management, including its Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement and the Prospectus.

(xxviii)    To the knowledge of the Company, neither the Company, the Subsidiaries, the VIEs nor any director, officer, agent, employee or affiliate of the Company, any Subsidiary or any VIE, has taken any action directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “Foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, each of its Subsidiaries and each of the VIEs has conducted its business in compliance with the FCPA and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(xxix)      The operations of the Company, each of its Subsidiaries and each of the VIEs have complied in all material respects with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by applicable governmental agencies (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any of its Subsidiaries or any of the VIEs with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxx)        Neither the Company, any of its Subsidiaries, any of the VIEs, nor, to the knowledge of the Company, any director, officer, employee, representative, agent, or affiliate of the Company, any of its Subsidiaries or any of the VIEs is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

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(xxxi)      No transaction has occurred between or among the Company, any of its Subsidiaries or any of the VIEs on the one hand, and any officer, director or 5% or greater stockholder of the Company, any Subsidiary of the Company or any of the VIEs or any affiliate or affiliates of any such officer, director or 5% or greater stockholder that is required to be described that is not so described in the Registration Statement and the Prospectus. Neither the Company nor any of its Subsidiaries nor any of the VIEs has, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(xxxii)     The Company, each of its Subsidiaries and each of the VIEs (A) is in compliance in all material respects with all applicable federal, state, local and foreign laws, rules, regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) has received and is in compliance in all material respects with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business; and (C) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company, any of its Subsidiaries or any of the VIEs relating to Environmental Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxiii)    The Company, each of the Subsidiaries and each of the VIEs (A) is in compliance, in all material respects, with applicable foreign, federal, state and local laws, rules, regulations, statutes and codes promulgated by applicable governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company, any of its Subsidiaries or any of the VIEs relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxiv)     No material labor problem or dispute with the employees of the Company, any of its Subsidiaries or any of the VIEs exists or, to the knowledge of the Company, is threatened or imminent.

(xxxv)      The Company has not taken, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

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(xxxvi)     Other than the Agent, no person or entity has the right to act as a placement agent, underwriter or as a financial advisor in connection with the sale of the Shares contemplated hereby, and the Company is not a party to any agreement with an agent or underwriter for any other “at-the-market” or continuous equity transaction.

(xxxvii)    There is no transaction, arrangement or other relationship between the Company, any of its Subsidiaries or any of the VIEs and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in the Registration Statement or the Prospectus and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(xxxviii)    None of the Company, its Subsidiaries, the VIEs or any of their respective affiliates, nor any person or entity acting on their behalf (excluding the Agent) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the transactions contemplated by this Agreement to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASDAQ Capital Market. None of the Company, its Subsidiaries, their affiliates nor any person or entity acting on their behalf will take any action or steps that would cause the offering of any of the Shares to be integrated with other offerings of securities of the Company.

(b)          Any certificate signed by any officer of the Company and delivered to the Agent or the Agent’s counsel shall be deemed a representation and warranty by the Company to Agent as to the matters covered thereby.

(c)          At each Bringdown Date and each Time of Sale, the Company shall be deemed to have affirmed each representation and warranty contained in or made pursuant to this Agreement as of such date as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares on such date).

2.           Representations and Warranties of the Company as to PRC Matters

(a)          The Company conducts substantially all of its operations and generates substantially all of its revenue through (1) Recon Technology (Jining) Co., Ltd, a wholly foreign-owned enterprise formed under the laws of the People's Republic of China (the "PRC") (the "PRC Subsidiary") and (2) the companies formed under the laws of the PRC (the "VIEs") indicated as VIEs on Schedule E hereof. The PRC Subsidiary and the VIEs are collectively referred to hereinafter as the "PRC Entities."

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(b)          Each of the PRC Entities has been duly established, is validly existing as a company in good standing under the laws of the PRC, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. Each PRC Entity has applied for and obtained all requisite business licenses, clearance and permits required under PRC law as necessary for the conduct of its businesses, and each PRC Entity has complied in all material respects with all PRC laws in connection with foreign exchange, including without limitation, carrying out all relevant filings, registrations and applications for relevant permits with the PRC State Administration of Foreign Exchange and any other relevant authorities, and all such permits are validly subsisting. The registered capital of each PRC Entity has been fully paid up in accordance with the schedule of payment stipulated in its respective articles of association, approval document, certificate of approval and legal person business license (hereinafter referred to as the "Establishment Documents") and in compliance with PRC laws and regulations, and there is no outstanding capital contribution commitment for any PRC Entity. The Establishment Documents of the PRC Entities have been duly approved in accordance with the laws of the PRC and are valid and enforceable. The business scope specified in the Establishment Documents of each PRC Entity complies with the requirements of all relevant PRC laws and regulations. The outstanding equity interests of each PRC Entity is owned of record by the respective entities or individuals identified as the registered holders thereof in the Registration Statement and the Prospectus.

(c)          Except as disclosed in the Registration Statement and the Prospectus, no consents, approvals, authorizations, orders, registrations, clearances, certificates, franchises, licenses, permits or qualifications of or with any PRC governmental agency are required for the Company's or its Subsidiaries' contractual arrangements and agreements with the VIEs and their registered equity holders (the "VIE Structure") or the execution, delivery and performance of such contractual arrangements and agreements (the "VIE Structuring Documents"). None of the VIE Structuring Documents has been revoked and no such revocation is pending or threatened. Each of the VIE Structuring Documents has been entered into prior to the date thereof in compliance with all applicable laws and regulations and constitutes a valid and legally binding agreement, enforceable in accordance with its terms.

(d)          The VIE Structure and the execution, delivery and performance of the VIE Structuring Documents and the consummation of the transactions contemplated thereby did not and do not (i) conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any PRC Entity is a party or by which any PRC Entity is bound or by which any of the properties or assets of any PRC Entity is subject, (ii) violate or conflict with the Establishment Documents of any PRC Entity, or (iii) violate or conflict with any applicable laws, regulations, rules, orders, decrees, guidelines, notices or other legislation of the PRC.

(e)          The VIE Structure complies, and after the consummation of the Offering and sale of the Shares will comply, with all applicable laws, regulations, rules, orders, decrees, guidelines, notices or other legislation of the PRC; the VIE Structure has not been challenged by any PRC governmental agency and there are no legal, arbitration, governmental or other proceedings (including, without limitation, governmental investigations or inquiries) pending before or, to the Company's knowledge, threatened or contemplated by any PRC governmental agency in respect of the VIE Structure.

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(f)          The Company possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of each of the VIEs.

(g)          The PRC Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company (or the Company's Subsidiary that holds the outstanding equity interest of such PRC Subsidiary), and no VIE is currently prohibited, directly or indirectly, from paying any of its obligations set forth in the VIE Structuring Documents. Except as disclosed in the Registration Statement and the Prospectus, no PRC Entity is prohibited or restricted, directly or indirectly, from making any other distribution on such PRC Entity's equity capital, or from repaying to the Company any loans or advances to such PRC Entity made by the Company or any of its Subsidiaries.

(h)          The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the PRC and will be honored by courts in the PRC.

(i)          None of the PRC Entities nor any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from services of process, from attachment prior to or in aid of execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

(j)          It is not necessary that this Agreement, the Registration Statement, the Prospectus or any other document be filed or recorded with any governmental agency, court or other authority in the PRC.

(k)          No transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in the PRC by or on behalf of the Agent to any PRC taxing authority in connection with (i) the issuance, sale and delivery of the Shares by the Company or (ii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(l)          The Company has taken all necessary steps to comply with, and to ensure compliance by all of the Company's direct or indirect shareholders and option holders who are PRC residents with, any applicable rules and regulations of the PRC State Administration of Foreign Exchange of the PRC (the "SAFE Rules and Regulations"), including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

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(m)          The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the PRC Ministry of Commerce, the PRC State Assets Supervision and Administration Commission, the PRC State Administration of Taxation, the PRC State Administration of Industry and Commerce, the China Securities Regulatory Commission ("CSRC") and the PRC State Administration of Foreign Exchange of the PRC and amended by PRC Ministry of Commerce on June 22, 2009 (the "M&A Rules"), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statements and each such director has confirmed that he or she understands such legal advice.

(n)          The issuance and sale of the Shares, the listing and trading of the Shares on the Exchange and the consummation of the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are not and will not be, as of the date hereof and on each Settlement Date, prohibited or otherwise affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules.

(o)          The Company has taken all necessary steps to ensure compliance by each of its shareholders, option holders, directors, officers and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the PRC Ministry of Commerce, the PRC National Development and Reform Commission and the PRC State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the "PRC Overseas Investment and Listing Regulations"), including, requesting each shareholder, option holder, director, officer, employee and participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(p)          As of the date hereof, the M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares, the listing and trading of the Shares on the Nasdaq Capital Market, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, or the Prospectus.

(q)          Each of the PRC Entities is in compliance with all requirements under all applicable PRC laws and regulations to qualify for their exemptions from enterprise income tax or other income tax benefits (the "Tax Benefits") as described in the Registration Statement and the Prospectus, and the actual operations and business activities of each such PRC Entity are sufficient to meet the qualifications for the Tax Benefits. No submissions made to any PRC government authority in connection with obtaining the Tax Benefits contained any misstatement or omission that would have affected the granting of the Tax Benefits. No PRC Entity has received notice of any deficiency in its respective applications for the Tax Benefits, and the Company is not aware of any reason why any such PRC Entity might not qualify for, or be in compliance with the requirements for, the Tax Benefits.

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(r)          All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by any PRC Entity as described in the Registration Statement and the Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(s)          The Agent will not be deemed to be resident, domiciled, carrying on business or subject to taxation in the PRC solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by this Agreement, the Registration Statement or the Prospectus.

3.           Purchase, Sale and Delivery of Shares.

(a)          At the Market Sales. On the basis of the representations, warranties and agreements herein the Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, acting as sales agent, the Shares up to an aggregate offering price of $10,000,000 (the “Maximum Amount”) subject to the limitations required by General Instruction I.B.6 of Form S¬3. Notwithstanding the foregoing, the Company agrees that it will provide the Agent with written notice no less than ten (10) business days prior to the date on which it makes the initial sale of Shares under this Agreement.

(i)          Each time the Company wishes to issue and sell the Shares hereunder (each, a “Transaction”), it will notify the Agent by telephone (confirmed promptly by facsimile or e-mail to the appropriate individual listed on Schedule D hereto, using a form substantially similar to that set forth on Schedule C hereto (a “Transaction Notice”) as to the maximum number of Shares to be sold by the Agent on such day and in any event not in excess of the amount available for issuance under the Prospectus and the currently effective Registration Statement, the time period during which sales are requested to be made, any limitation on the number of shares that may be sold in any one Trading Day (as defined below), and any minimum price below which sales may not be made. The Transaction Notice shall originate from any of the individuals from the Company set forth on Schedule B (with a copy to each of the other individuals from the Company listed on such Schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule D, as such Schedule D may be amended from time to time. Subject to the terms and conditions hereof and unless the sale of the Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent shall promptly acknowledge the Transaction Notice by facsimile or e-mail (or by some other method mutually agreed to in writing by the parties) and shall use its commercially reasonable efforts to sell all of the Shares so designated by the Company in the Transaction Notice; provided, however, that any obligation of the Agent to use such commercially reasonable efforts shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 5 of this Agreement. The gross sales price of the Shares sold under this Section 3(a) shall be equal to the market price for the Company’s Ordinary Shares sold by the Agent under this Section 3(a) on the NASDAQ Capital Market at the time of such sale. For the purposes hereof, “Trading Day” means any day on which Ordinary Shares are purchased and sold on the principal market on which the Ordinary Shares are listed or quoted.

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(ii)         The Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by facsimile or e-mail to the respective individuals of the other party set forth on Schedule D hereto, which confirmation shall be promptly acknowledged by the other party), suspend the Offering for any reason and at any time, whereupon the Agent shall so suspend the offering of Shares until further notice is provided by the other party to the contrary; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the receipt by the Agent of such notice. Each of the parties agrees that no such notice under this Section 3(a)(ii) shall be effective against the other unless it is made to one of the individuals named on Schedule D hereto, as such Schedule may be amended from time to time. Notwithstanding the foregoing, if the Agent suspends the Offering for any three consecutive business days or on more than three (3) separate occasions (in each instance other than as a result of the Company’s breach of its obligations hereunder), the Company, in its sole discretion, may elect to terminate this Agreement, and shall not be liable to the Agent for any fees payable under Section 4(g) hereunder other than pursuant to the last three sentences thereof.

(iii)        The Company acknowledges and agrees that (A) there can be no assurance that the Agent will be successful in selling the Shares, (B) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares as required under this Agreement, and (C) the Agent shall be under no obligation to purchase shares on a principal basis pursuant to this Agreement.

(iv)        The Agent hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 3(a), other than by means of ordinary brokers’ transactions deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act including without limitation sales made directly on the NASDAQ Capital Market, on any other existing trading market for the Ordinary Shares or to or through a market maker. The Agent may also sell Shares in privately negotiated transactions.

(v)         The compensation to the Agent for sales of the Shares, as an agent of the Company, shall be 3.5% of the gross sales price of all of Shares sold pursuant to this Section 3(a). The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.

(vi)        The Agent shall provide written confirmation to the Company following the close of trading on the NASDAQ Capital Market each day in which the Shares are sold under this Section 3(a) setting forth the number of the Shares sold on such day, the aggregate gross sale proceeds, the Net Proceeds to the Company, and the compensation payable by the Company to the Agent with respect to such sales.

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(vii)       All Shares sold pursuant to this Section 3(a) will be delivered by the Company to Agent for the accounts of the Agent on the third full business day following the date on which such Shares are sold, or at such other time and date as Agent and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, each such time and date of delivery being herein referred to as a “Settlement Date.” On each Settlement Date, the Shares sold through the Agent for settlement on such date shall be issued and delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent (i) to the Agent or its designee’s account (provided the Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company (“DTC”) or (ii) by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to an account designated by the Company. If the Company or its transfer agent (if applicable) shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (A) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Agent any commission to which it would otherwise be entitled absent such default against payment of the Net Proceeds therefor by wire transfer of same day funds payable to the order of the Company at 9:00 a.m. New York City time. If the Agent breaches this Agreement by failing to deliver the Net Proceeds on any Settlement Date for the shares delivered by the Company, the Agent will pay the Company interest based on the effective prime rate until such proceeds, together with such interest, have been fully paid.

(viii)      Under no circumstances shall the Company cause or request the offer or sale of any Shares if, after giving effect to the sale of such Shares, (i) the aggregate gross sales proceeds sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement and (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, a duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing or (ii) the total amount of Ordinary Shares outstanding would exceed the number of Ordinary Shares authorized by the Company’s memorandum of association and articles of association. Under no circumstances shall the Company cause or request the offer or sale of any Shares at a price lower than the minimum price authorized from time to time by the Company’s board of directors, duly authorized committee thereof or a duly authorized executive committee, and notified to the Agent in writing. Further, under no circumstances shall the aggregate offering amount of Shares sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions, exceed the Maximum Amount.

(ix)         The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares shall only be effected by or through the Agent; provided, however, that the foregoing limitation shall not apply to the exercise of any outstanding option or warrant described in the Registration Statement and the Prospectus.

(b)          Nothing herein contained shall constitute the Agent an unincorporated association or partner with the Company. Under no circumstances shall any Shares be sold pursuant to this Agreement after the date which is three years after the Registration Statement is first declared effective by the Commission.

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(c)          Notwithstanding any other provisions of this Agreement, the Company agrees that no sale of Shares shall take place, and the Company shall not request the sale of any Shares, and the Agent shall not be obligated to sell, during any period in which the Company is, or could be deemed to be, in possession of material non-public information or the Company’s insider trading policy would prohibit the purchase and sale of the Company’s Ordinary Shares by it officers and directors.

4.           Covenants. The Company covenants and agrees with the Agent as follows:

(a)          After the date hereof and through any Prospectus Delivery Period, prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement), Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, the Company shall furnish to the Agent for review a copy of each such proposed amendment or supplement, allow the Agent a reasonable amount of time to review and comment on such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Agent or counsel to the Agent reasonably object; provided that the foregoing shall not apply with regards to the filing by the Company of any Form 10-K, 10-Q, 8-K, proxy statement or other Incorporated Document. Subject to this Section 4(a), immediately following execution of this Agreement, the Company will prepare a prospectus supplement describing the selling terms of the Shares hereunder, the plan of distribution thereof and such other information as may be required by the Securities Act or the Rules and Regulations or as the Agent and the Company may deem appropriate, and if requested by the Agent, a Permitted Free Writing Prospectus containing the selling terms of the Shares hereunder and such other information as the Company and the Agent may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b) or Rule 433, as the case may be, copies of the Prospectus as supplemented and each such Permitted Free Writing Prospectus.

(b)          After the date of this Agreement, the Company shall promptly advise the Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission or for any amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus (excluding any Incorporated Documents), (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus(excluding any Incorporated Documents), (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or (v) of any proceedings to remove, suspend or terminate from listing or quotation the Ordinary Shares from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company may terminate this Agreement. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430B and 430C, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

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(c)          (i)          From the date hereof through the later of (A) the termination of this Agreement and (B) the end of any applicable Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Base Prospectus, the Prospectus and any Permitted Free Writing Prospectus. If during any applicable Prospectus Delivery Period any event occurs as a result of which the Base Prospectus, the Prospectus, or any Permitted Free Writing Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during any applicable Prospectus Delivery Period it is necessary or appropriate in the opinion of the Company or its counsel or in the reasonable opinion of the Agent or counsel to the Agent to amend the Registration Statement or supplement the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify Agent (or the Agent will notify the Company, as applicable), and the Agent shall suspend the offering and sale of any such Shares, and the Company will amend the Registration Statement or supplement the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance within the time period prescribed by the Securities Act or the Exchange Act.

(ii)         In case the Agent is required to deliver (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), in connection with the sale of the Shares, a Prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act or Item 512(a) of Regulation S-K under the Securities Act, as the case may be. The Company shall cause each amendment or supplement to any Base Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document which would be deemed to be incorporated by reference therein, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed. The Company shall promptly notify the Agent if any Material Contract is terminated or if the other party thereto gives written notice of its intent to terminate any such Material Contract.

(iii)        If at any time following issuance of a Permitted Free Writing Prospectus there occurs an event or development as a result of which such Permitted Free Writing Prospectus would conflict with the information contained in the Registration Statement, the Base Prospectus or the Prospectus, or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Agent and will promptly amend or supplement, at its own expense, such Permitted Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

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(d)          The Company shall use commercially reasonable efforts to take or cause to be taken all necessary action to qualify the Shares for sale under the securities laws of such jurisdictions as Agent reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company shall promptly advise the Agent of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e)          The Company will furnish to the Agent and counsel for the Agent, to the extent requested, copies of the Registration Statement, the Base Prospectus, the Prospectus, any Permitted Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Agent may from time to time reasonably request.

(f)          The Company will make generally available to its security holders as soon as practicable an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations. If the Company makes any public announcement or release disclosing its results of operations or financial condition for a completed quarterly or annual fiscal period (each, an “Earnings Release”) and the Company has not yet filed an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q or a Form 8-K with respect to such information, as applicable, then, prior to any sale of Shares, the Company shall be obligated to (x) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b), which prospectus supplement shall include the applicable financial information or (y) file a Report on Form 8-K, which Form 8-K shall include the applicable financial information.

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(g)          The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (i) all expenses (including stock or transfer taxes and stamp or similar duties allocated to the respective transferees) incurred in connection with the registration, issue, sale and delivery of the Shares, (ii) all reasonable expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Base Prospectus, each Prospectus, any Permitted Free Writing Prospectus, and any amendment thereof or supplement thereto, and the producing, word-processing, printing, delivery, and shipping of this Agreement and other closing documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions) and including the cost to furnish copies of each thereof to the Agent, (iii) all filing fees, (iv) listing fees, if any, (v) the cost and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with marketing of the Shares as agreed to by the Company, and (vi) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. The Company has advanced the sum of $25,000 to the Agent, which pursuant to Rule 5110(f)(2)(C) of the Financial Industry Regulatory Authority, Inc. (“FINRA”) shall be returned to the Company in the event that the offering is terminated and to the extent the expenses have not been actually incurred. In addition, upon execution of this Agreement, the Company shall reimburse the Agent upon request for its reasonable costs and out-of-pocket expenses incurred in connection with this Agreement, including the fees and disbursements of its legal counsel, not to exceed $75,000. Furthermore, the Company shall reimburse the Agent upon its request for its reasonable costs and out-of-pocket expenses incurred in connection with a Bringdown Date (as defined in Section 4(q) below), including the fees and disbursement of its legal counsel, not to exceed $7,500 in connection with each Bringdown Date. All such reimbursements under this Agreement shall be paid in U.S. dollars. The Company shall bear and be responsible for all expenses which are customarily borne by issuers for transactions of the type set forth herein.

(h)          The Company will apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Base Prospectus, the Prospectus, and any Permitted Free Writing Prospectus.

(i)          The Company will not offer for sale, sell, contract to sell, pledge, grant any option for the sale of, enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Subsidiary, or otherwise issue or dispose of, directly or indirectly (or publicly disclose the intention to make any such offer, sale, pledge, grant, issuance or other disposition), of any Ordinary Shares or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Ordinary Shares, or permit the registration under the Securities Act of any Ordinary Shares, such securities, options or rights, except for (i) the registration of the Shares and the sales through the Agent pursuant to this Agreement (ii) the registration of Ordinary Shares issued or issuable with respect to any currently outstanding options and warrants that are described in the Registration Statement and the Prospectus, (iii) a registration statement on Form S-8 relating to employee benefit plans and (iv) the issuance of Ordinary Shares in connection with a bona fide acquisition from a third party, and (v) the issuance of Ordinary Shares in any private placement(s).

(j)          The Company shall not, at any time at or after the execution of this Agreement, offer or sell any Shares by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus or any Permitted Free Writing Prospectus.

(k)          The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, (i) the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) a violation of Regulation M. The Company shall notify the Agent of any violation of Regulation M by the Company or any of its officers or directors promptly after the Company has received notice or obtained knowledge of any such violation.

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(l)          The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or thereby.

(m)          During any applicable Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and current reports as required by the Rules and Regulations.

(n)          Except as described in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2014, the Company has maintained, and will maintain, such controls and procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company is made known to them by others within those entities.

(o)          If the Company consummates any public of private offering or other financing or capital raising transaction of any kind (a “Subsequent Financing”) at any time within the twelve month period following the expiration or termination of this Agreement, to the extent that such financing or capital is provided to the Company by investors introduced directly or indirectly to the Company by the Agent, the Agent shall be entitled to receive as a fee 3.5% of the gross proceeds received by the Company from such investors.

(p)          Each of the Company and Agent represent and agree that, neither the Company nor the Agent has made and will make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission other than a Permitted Free Writing Prospectus. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

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(q)          On the date hereof and each date when the Company (A) amends or supplements (other than a supplement to a Prospectus filed pursuant to Rule 424(b) under the Securities Act relating solely to the offering of securities other than the Shares ) the Registration Statement or Prospectus by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Shares, (B) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended material financial information or a material amendment to the previously filed Form 10-K), (C) files a quarterly report on Form 10-Q under the Exchange Act (including any Form 10-Q/A containing amended material financial information or a material amendment to the previously filed Form 10-Q) or (D) files a current report on Form 8-K containing financial information that is incorporated by reference in the Registration Statement and Prospectus (each of the dates in (A) through (D) are referred to herein as a “Bringdown Date”), the Company shall cause (X) Ellenoff Grossman & Schole LLP, New York counsel for the Company, to furnish to the Agent its written opinion and negative assurance letter, in form and substance stating in effect the matters set forth on Annex A-1 hereto, (Y) Campbells, Cayman Islands counsel for the Company to furnish to the Agent its written opinion and negative assurance letter, in form and substance stating in effect the matters set forth on Annex A-2 and (Z) Jingtian & Gongcheng, PRC counsel for the Company, to furnish to the Agent its written opinion in form and substance stating in effect the matters set forth on Annex A-3 hereto, each dated as of a date within ten (10) days after the applicable Bringdown Date, addressed to the Agent and modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions. With respect to this Section 4(q), in lieu of delivering such opinions or letters for Bringdown Dates subsequent to the date hereof, such counsel may furnish agent with a letter (a “Reliance Letter”) to the effect that Agent may rely upon a prior opinion or letter delivered under this Section 4(q) to the same extent as if it were dated the date of such letter (except that statement in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such Reliance Letter).

Provided, however, the requirement to provide opinions and letters under this Section 4(q) is hereby waived for any Bringdown Date occurring at a time at which no Transaction Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Transaction Notice hereunder and the next occurring Bringdown Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Bringdown Date when the Company relied on such waiver and did not provide Agent with opinions and letters under this Section 4(q), then before the Company delivers the Transaction Notice or Agent sells any Shares, the Company shall cause each of Ellenoff Grossman & Schole LLP, Campbells and Jingtian & Gongcheng to furnish to the Agent a written opinion and negative assurance letter dated the date of the Transaction Notice.

(r)          On the date hereof, and each date when the Company files an annual report on Form 10-K, or a quarterly report on Form 10-Q, the Company shall cause Friedman LLP, or other independent accountants satisfactory to the Agent, to deliver to the Agent (x) a letter, dated as of a date within ten (10) days after such date and addressed to Agent, in form and substance satisfactory to Agent (the first such letter, the “Initial Comfort Letter”), confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating the conclusions and findings of said firm with respect to the financial information and other matters and (y) a letter updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and as modified as necessary to relate to the date of such letter (each such letter, a “Bringdown Comfort Letter”).

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Provided, however, the requirement to provide a Bringdown Comfort Letter under this Section 4(r) is hereby waived for any Bringdown Date occurring at a time at which no Transaction Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Transaction Notice hereunder and the next occurring Bringdown Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Bringdown Date when the Company relied on such waiver and did not provide Agent with a Bringdown Comfort Letter under this Section 4(r), then before the Company delivers the Transaction Notice or Agent sells any Shares, the Company shall cause Friedman LLP, or other independent accountants satisfactory to the Agent, to deliver to the Agent a Bringdown Comfort Letter dated the date of the Transaction Notice.

(s)          On the date hereof and each Bringdown Date, the Company shall furnish to the Agent a certificate, dated as of a date within ten (10) days after the applicable Bringdown Date and addressed to Agent, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i)          The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made at and as of the date of the certificate, and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date of the certificate;

(ii)         No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Shares for offering or sale or notice that would prevent use of the Registration Statement, nor suspending or preventing the use of the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body;

(iii)        The Shares to be sold on that date have been duly and validly authorized by the Company and that all corporate action required to be taken for the authorization, issuance and sale of the Shares on that date has been validly and sufficiently taken;

(iv)        Subsequent to the respective dates as of which information is given in the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, as amended and supplemented, and except for pending transactions disclosed therein, the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and there has not been any change in the capital stock or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than as a result of the exercise of any currently outstanding options or warrants that are disclosed in the Prospectus), or any material change in the short-term or long-term debt, of the Company, or any Material Adverse Effect or any development that would reasonably be likely to result in a Material Adverse Effect (whether or not arising in the ordinary course of business), or any material loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company; and

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(v)         Except as stated in the Base Prospectus, the Prospectus, and any Permitted Free Writing Prospectus, as amended and supplemented, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body, or any arbitrator, which would reasonably be likely to result in any Material Adverse Effect;

provided, however, the requirement to provide a certificate under this Section 4(s) is hereby waived for any Bringdown Date occurring at a time at which no Transaction Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Transaction Notice hereunder and the next occurring Bringdown Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following a Bringdown Date when the Company relied on such waiver and did not provide Agent with a certificate under this Section 4(r), then before the Company delivers the Transaction Notice or Agent sells any Shares, the Company shall provide Agent with a certificate dated the date of the Transaction Notice.

(t)          A reasonable time prior to each Bringdown Date, the Company, if so requested by the Agent, shall conduct a due diligence session, in form and substance, satisfactory to the Agent, which shall include representatives of the management and the accountants of the Company.

(u)          The Company shall disclose in its annual report on Form 10-K and its quarterly reports on Form 10-Q the number of Shares sold through the Agent under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement and, at least once a quarter and subject to Section 4(a) above, file a prospectus supplement containing such information pursuant to Rule 424(b) under the Securities Act.

(v)         The Company shall ensure that there are at all times sufficient Ordinary Shares to provide for the issuance, free of any preemptive rights, out of its authorized but unissued Ordinary Shares, of the maximum aggregate number of Shares authorized for issuance by the Board pursuant to the terms of this Agreement. The Company will use its reasonable best efforts to cause the Shares to be listed on the NASDAQ Capital Market, and to maintain such listing. The Company shall cooperate with Agent and use its reasonable efforts to permit Shares to be eligible for clearance and settlement through the facilities of DTC.

(w)          At any time during the term of this Agreement, the Company will advise the Agent promptly after it receives notice or obtains knowledge of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Agent pursuant to Section 4 herein.

(x)          Subject to compliance with any applicable requirements of Regulation M under the Exchange Act and compliance with applicable securities laws, the Company consents to the Agent trading in Ordinary Shares for the Agent’s own account and for the account of its clients (in compliance with all applicable laws) at the same time as sales of the Shares occur pursuant to this Agreement.

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(y)          If to the knowledge of the Company, any condition set forth in Section 5(a) or 5(b) of this Agreement shall not have been satisfied on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase the Shares on such Settlement Date from the Company as the result of an offer to purchase solicited by the Agent the right to refuse to purchase and pay for such Shares.

(z)          On the date hereof and each Bringdown Date, the Company shall furnish to the Agent an incumbency certificate, dated as of such date and addressed to Agent, signed by the secretary of the Company.

5.           Conditions of Agent’s Obligations. The obligations of the Agent hereunder are subject to (i) the accuracy of, as of the date hereof, each Bringdown Date, and each Time of Sale (in each case, as if made at such date), and compliance with, all representations, warranties and agreements of the Company contained herein, (ii) the performance by the Company of its obligations hereunder and (iii) the following additional conditions:

(a)          If filing of the Prospectus, or any amendment or supplement thereto, or any Permitted Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Permitted Free Writing Prospectus with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b)); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462(b) Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Base Prospectus, the Prospectus, any Permitted Free Writing Prospectus or otherwise) shall have been complied with to the Agent’s satisfaction.

(b)          The Agent shall not have advised the Company that the Registration Statement, the Base Prospectus, the Prospectus, or any amendment or supplement thereto, or any Permitted Free Writing Prospectus, contains an untrue statement of fact which, in the Agent’s opinion, is material, or omits to state a fact which, in the Agent’s opinion, is material and is required to be stated therein or is necessary to make the statements therein (i) with respect to the Registration Statement, not misleading and (ii) with respect to the Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus, in light of the circumstances under which they were made, not misleading.

(c)          Except as set forth or contemplated in the Base Prospectus, the Prospectus and any Permitted Free Writing Prospectus, subsequent to the respective dates as of which information is given therein, the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock and there shall not have been any change in the capital stock, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than as a result of the exercise of any currently outstanding options or warrants that are disclosed in the Prospectus), or any material change in the short-term or long-term debt, of the Company, or any Material Adverse Effect or any development that would be reasonably likely to result in a Material Adverse Effect (whether or not arising in the ordinary course of business), or any material loss by strike, fire, flood, earthquake, accident or other calamity, whether or not covered by insurance, incurred by the Company, the effect of which, in any such case described above, in the Agent’s judgment, makes it impractical or inadvisable to offer or deliver the Shares.

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(d)          The Company shall have performed each of its obligations under Section 4(q).

(e)          The Company shall have performed each of its obligations under Section 4(r).

(f)          The Company shall have performed each of its obligations under Section 4(s).

(g)          The Financial Industry Regulatory Authority, Inc. shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(h)          All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i)          The Company shall have furnished to Agent and the Agent’s counsel such additional documents, certificates and evidence as they may have reasonably requested.

(j)          Trading in the Common Stock shall not have been suspended on the NASDAQ Capital Market. The Shares shall have been listed and authorized for trading on the NASDAQ Capital Market, and satisfactory evidence of such actions shall have been provided to the Agent and its counsel, which may include oral confirmation from a representative of the NASDAQ Capital Market.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Agent and the Agent’s counsel. The Company will furnish Agent with such conformed copies of such opinions, certificates, letters and other documents as Agent shall reasonably request.

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6.           Indemnification and Contribution.

(a)          (i)          The Company agrees to indemnify and hold harmless the Agent and each of the other Indemnified Parties (as defined below) from and against any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements, and any and all actions suits proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to subpoena or otherwise (including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing, pursuing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which any Indemnified Party is a party)) (collectively, “Losses”), directly or indirectly, caused by, relating to, based upon, arising out of , or in connection with this Agreement, including, without limitation, any act or omission by the Agent in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement, any breach by the Company of any representation, warranty, covenant or agreement contained in the Agreement (or in any instrument, document or agreement relating thereto, including any agency agreement), or the enforcement by the Agent of its rights under the Agreement or these indemnification provisions, except to the extent that any such Losses are found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of the Indemnified Party seeking indemnification hereunder. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with this Agreement for any other reason, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from such Indemnified Party’s gross negligence or willful misconduct This indemnity agreement will be in addition to any liability that the Company otherwise might have.

(ii)         These indemnification provisions shall extend to the following persons (collectively, the “Indemnified Parties”): Maxim, its present and former affiliated entities, managers, members, officers, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, partners, stockholders, members, managers, employees, legal counsel, agents and controlling persons of any of them. These indemnification provisions shall be in addition to any liability which the Company may otherwise have to any Indemnified Party.

(iii)        If any action, suit, proceeding or investigation is commenced, as to which an Indemnified Party proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by an Indemnified Party to notify the Company shall not relieve the Company from its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. An Indemnified Party shall have the right to retain counsel of its own choice to represent it, and the fees, expenses and disbursements of such counsel shall be borne by the Company. Any such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against any Indemnified Party made with the Company’s written consent. The Company shall not, without the prior written consent of the Agent, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent (i) includes, as an unconditional term thereof, the giving by the claimant to all of the Indemnified Parties of an unconditional release from all liability in respect of such claim, and (ii) does not contain any factual or legal admission by or with respect to an Indemnified Party or an adverse statement with respect to the character, professionalism, expertise or reputation of any Indemnified Party or any action or inaction of any Indemnified Party.

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(iv)        In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company shall contribute to the Losses to which any Indemnified Party may be subject (i) in accordance with the relative benefits received by the Company and its stockholders, subsidiaries and affiliates, on the one hand, and the Indemnified Party, on the other hand, and (ii) if (and only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as to reflect not only the relative benefits, but also the relative fault of the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements, acts or omissions which resulted in such Losses as well as any relevant equitable considerations. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for fraudulent misrepresentation. The relative benefits received (or anticipated to be received) by the Company and its stockholders, subsidiaries and affiliates shall be deemed to be equal to the aggregate consideration payable or receivable by such parties in connection with the transaction or transactions to which the Agreement relates relative to the amount of fees actually received by the Agent in connection with such transaction or transactions. Notwithstanding the foregoing, in no event shall the amount contributed by all Indemnified Parties exceed the amount of fees previously received by the Agent pursuant to the Agreement.

(b)          (i)          The Agent will indemnify and hold harmless the Company and its affiliates and directors and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Company Indemnified Parties”) from and against any Losses to which the Company or the Company Indemnified Parties may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission of a material fact contained in the Registration Statement, any Base Prospectus, the Prospectus, or any amendment or supplement thereto or any Permitted Free Writing Prospectus, to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Base Prospectus, the Prospectus, or any amendment or supplement thereto, or any Permitted Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by Agent expressly for use in the preparation thereof, it being understood and agreed that the only information furnished by the Agent consists of the information described as such in Section 6(b)(ii) hereof, by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

(ii)         The Agent confirms and the Company acknowledges that as of the date hereof no information has been furnished in writing to the Company by or on behalf of the Agent specifically for inclusion in the Registration Statement, any Base Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

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(c)          If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Agent, bear to the total public offering price of the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(d)          Neither termination of this Agreement nor completion of the Offering shall affect these indemnification provisions which shall remain operative and in full force and effect. The indemnification provisions shall be binding upon the Company and the Agent and their respective successors and assigns and shall inure to the benefit of the Indemnified Parties and the Company Indemnified Parties and their respective successors, assigns, heirs and personal representatives.

7.           Representations and Agreements to Survive Delivery. All representations and warranties of the Company herein or in certificates delivered pursuant hereto, and agreements of the Agent and the Company herein, including but not limited to the agreements of the Agent and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by the Agent hereunder.

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8.           Termination of this Agreement.

(a)          The Company shall have the right, by giving a 15 day prior written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if the Shares have been sold through the Agent for the Company, then Sections 4(g), 4(o) and 4(y) shall remain in full force and effect, (ii) with respect to any pending sale, through the Agent for the Company, the obligations of the Company with respect to such pending sale of Shares, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (iii) the provisions of Section 4(g), Section 4(o), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)          The Agent shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) the provisions of the last three sentences of Section 4(g) and the entirety of Section 4(o), Section 6 and Section 7 of this Agreement shall remain in full force and effect notwithstanding such termination and (ii) the provisions of Section 4(g) other than the last three sentences thereof shall remain in full force and effect only if the Agent has terminated this Agreement as a result of the Company’s default of its obligations hereunder and its failure to cure any default within a reasonable period of time.

(c)          This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 4(g), Section 4(o), Section 6 and Section 7 shall remain in full force and effect. This Agreement shall terminate automatically upon the issuance and sale of Shares having an aggregate offering price equal to the amount set forth in the first paragraph of this Agreement.

(d)          Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective earlier than 15 days after the close of business on the date of receipt of such notice by the Agent or the close of business on the date of receipt of such notice by the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(a)(vi) of this Agreement.

9.           Default by the Company. If the Company shall fail at any Settlement Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Agent or, except as provided in Section 4(g) hereof, any non-defaulting party. No action taken pursuant to this Section 9 shall relieve the Company from liability, if any, in respect of such default, and the Company shall (A) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Agent any commission to which it would otherwise be entitled absent such default.

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10.          Notices. Except as otherwise provided herein, all communications under this Agreement shall be in writing and, if to the Agent, shall be mailed, delivered or telecopied to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, (fax: (212) 895-3783), Attention: Clifford A. Teller, Executive Managing Director of Global Investment Banking, with a required copy (which shall not constitute notice) to Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154 (fax: (212) 407-4990) Attention: Mitchell S. Nussbaum, Esq. Notices to the Company shall be given to it at 1902 Building C, King Long International Mansion, No. 9 Fulin Road, Beijing 100107 China (fax:_____________ ) Attention: Shenping Yin, with required copies (which shall not constitute notice) to Ellenoff Grossman & Schole 1345 Avenue of the Americas, New York, NY 10105 (fax: (212)370-7889) Attention: Barry Grossman. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.          Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Agent.

12.          Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Agent has been retained solely to act as an sales agent and/or principal in connection with the sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and the Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agent has advised or are advising the Company on other matters; (b) the price and other terms of the Shares set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Agent and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; (d) it has been advised that the Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Agent, and not on behalf of the Company; and (e) it waives to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

13.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the General Obligations Law of the State of New York, but otherwise without regard to conflict of laws rules that would apply the laws of any other jurisdiction.

14.          Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

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15.          Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

16.         Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and transaction notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

17.         Waiver of Jury Trial. Each of the Company and the Agent hereby waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Agent in accordance with its terms.

Very truly yours,

RECON TECHNOLOGY LTD.

By: /s/ Yinping Shen
Name: Yinping Shen
Title: Chief Executive Officer

Confirmed as of the date first
above mentioned.

MAXIM GROUP LLC

By /s/ Clifford A. Teller
Name: Clifford A. Teller
Title: Executive Managing Director,
Head of Investment Banking

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Schedule A

Permitted Free Writing Prospectus

None.

Schedule A-1

Schedule B

Individuals Permitted to Authorize Sales of Shares

Shenping Yin, the Chief Executive Officer of the Company

Jia Liu, Secretary and Chief Financial Officer of the Company

Schedule B-1

Schedule C

Form of E-mail or Telecopy Confirmation

From: Recon Technology Ltd.

To: Maxim Group LLC

Attention:

Subject: Transaction Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Maxim Group LLC (“Maxim”) and Recon Technology Ltd. (the “Company”), dated May 13, 2015, the Company hereby requests that Maxim sell up to of the Company’s ordinary shares, par value $0.0185 per share, at a minimum market price of $ per share, during the time period beginning [month, day, time] and ending [month, day, time].

Schedule C-1

Schedule D

Individuals to Which Notice Can Be Given

Schedule D-1

Schedule E

List of Subsidiaries and VIEs

Hong Kong Subsidiary

Recon Technology Co., Limited, a Hong Kong corporation

PRC Subsidiary

Recon Technology (Jining) Co., Ltd., a wholly-owned foreign enterprise incorporated under the laws of the People’s Republic of China

VIEs:

Beijing BHD Petroleum Technology Co. Ltd.

Nanjing Recon Technology Co., Ltd.

Schedule E-1

ANNEX A-1

FORM OF U.S. COUNSEL OPINION

Annex A-1

ANNEX A-2

FORM OF CAYMAN ISLANDS COUNSEL OPINION

Annex A-2

ANNEX A-3

FORM OF PRC COUNSEL OPINION

Annex A-3